Exhibit 11.1

ContiFinancial Corporation
Calculation of Earnings Per Share


        Primary
Net Income                      61,710,000

Weighted Average Shares
        1st Quarter     45,425,103
        2nd Quarter     47,604,683
                        ----------
                Average         46,514,893
                                ----------

        Year-to-date Primary EPS     $1.33
                                     =====



        Fully Diluted
Net Income                      61,710,000

Weighted Average Shares
        1st Quarter     45,588,626
        2nd Quarter     47,619,685
                        ----------
                Average         46,604,156
                                ----------

Year-to-date Fully diluted EPS       $1.32
                                     =====




Exhibit 11.1

ContiFinancial Corporation
2nd quarter EPS calculation

                Primary
                                                                                                                           Weighted
                                                                                            # of shares      weighting  Ave. Shares
                                                                                            -----------      ---------  -----------


Continental Grain Shares                                                                      35,918,421          100%   35,918,421

Shares Issued in IPO                                                                           7,130,000          100%    7,130,000

Shares Acquired through exercise of options                                                        1,996          100%        1,996

Shares Aquired Through Accelerated Vesting -8/15/96                                                1,996          100%        1,996

Shares Aquired Through Accelerated Vesting -8/15/96                                               53,220          100%       53,220

Shares Aquired Through Accelerated Vesting -11/19/96                                               3,990          100%        3,990

Shares Acquired through exercise of options - 1/23/97                                              5,991          100%        5,991

Shares Acquired through exercise of options - 2/19/97                                              3,395          100%        3,395

Shares Acquired through exercise of options - 4/11/97                                              5,328          100%        5,328

Shares Acquired through exercise of options - 4/30/97                                              5,326          100%        5,326

Shares Acquired through exercise of options - 5/9/97                                               2,995          100%        2,995

Shares Acquired through exercise of options - 8/19/97    19-Aug-9    30-Sep-97                    11,185           46%        5,106

Vested Restricted Stock of former Employees                                                        5,328          100%        5,328

Vested Restricted Stock of former Employees                                                        5,321          100%        5,321

Secondary Equity Offering                                                                   3,220,000.00          100%    3,220,000


Effect of restricted shares:
        Effect from July 1-  September 17, 1997
                Unamortized deferred comp. @ 6/30/97                14,881,867
                Unamortized deferred comp. @ 9/17/97                13,598,862
                                                                    ----------
                                                                    28,480,729
                                                                    ==========
                Average unamortized def. comp. during the period                          14,240,364.46

                Tax benefit on assumed exercise:

                        Total Restricted Shares                      1,243,168
                        Ave. Market Price (7/1-9/17)                    35.820
                                                                     ---------
                        Value                                       44,530,278
                                                                    ==========
                        Tax Effect (40%)                            17,812,111
                        Tax Effect of compensation                  10,576,911
                                                                    ----------
                                                                                           7,235,199.90
                                                                                           ------------

        Total Assumed Proceeds                                                            21,475,564.37
                                                                                          =============

        Repurchase Shares on Market
                Total Assumed Proceeds                                                    21,475,564.37
                Ave. Market Price (7/1-9/17)                                                     35.820
                                                                                                 ------
                        Number of Shares                                                     599,541.16
                                                                                             ==========

        Incremental Shares Considered to be Outstanding
                Restricted Shares                                                             1,243,168
                Repurchase Shares                                                            599,541.16
                                                                                             ----------
                    Incremental Shares 643,626.84 86% 552,680


Effect of restricted shares:
        Effect from September 17-  September 30, 1997
                Unamortized deferred comp. @ 9/17/97               13,598,862
                Unamortized deferred comp. @ 9/30/97               13,860,830
                                                                   ==========
                                                                   27,459,692
                                                                   ==========
                Average unamortized def. comp. during the period                                                13,729,845.94

                Tax benefit on assumed exercise:

                        Total Restricted Shares                     1,253,168
                        Ave. Market Price (9/17-9/30)                  32.031
                                                                       ------
                        Value                                      40,140,224
                                                                   ==========
                        Tax Effect (40%)                           16,056,090
                        Tax Effect of compensation                 10,707,161
                                                                   ----------
                                                                                           5,348,928.48
                                                                                           ------------

        Total Assumed Proceeds                                                            19,078,774.42
                                                                                          =============

        Repurchase Shares on Market
                Total Assumed Proceeds                                                    19,078,774.42
                Ave. Market Price (9/17-9/30)                                                    32.031
                                                                                                 ------
                        Number of Shares                                                     595,634.68
                                                                                             ==========

        Incremental Shares Considered to be Outstanding
                Restricted Shares                                                             1,253,168
                Repurchase Shares                                                            595,634.68
                                                                                             ----------
                        Incremental Shares                                                   657,533.32          14%        92,912
                                                                                             ==========



Effect of Options:


        Options Exercised:

                Number of Options                                  11,185
                Offering Price                                      21.11
                                                                    -----
                Proceeds on exercising options                                              236,115.35

                Tax Effect:
                        Options Exercised                          11,185
                        Ave. Market Price (from 7/1 - 8/19)        37.457
                                                                   ------
                        value                                     418,957
                                                                  =======
                        Tax Effect (40.0%)                        167,583
                        Tax Effect of compensation                 94,446
                                                                   ------
                                                                                             73,136.48
                                                                                             ---------

        Total Assumed Proceeds                                                              309,251.83
                                                                                            ==========

        Repurchase Shares on Market
                Total Assumed Proceeds                                                      309,251.83
                Ave. Market Price ( from 7/1 - 8/19)                                            37.457
                                                                                                ------
                        Number of Shares                                                      8,256.18
                                                                                              ========


        Incremental Shares Considered to be Outstanding
                Granted Options                                                               11,185.00
                Repurchase Shares                                                              8,256.18
                                                                                               --------
                        Incremental Shares                                                     2,928.82           54%      1,592
                                                                                               ========


        Options Remaining:

             Number of Options, net of cancelled and exercised  2,667,603
             Offering Price                                         22.29
             Proceeds on exercising options                                               59,473,059.86

                Tax Effect:
                        Options Remaining                       2,667,603
                        Ave. Market Price (from 7/1 - 9/30)        35.279
                                                                   ------
                        Value                                  94,110,366
                                                               ==========
                        Tax Effect (40%)                       37,644,146
                        Tax Effect of compensation             23,789,224
                                                               ----------
                                                                                         13,854,922.55
                                                                                         -------------

        Total Assumed Proceeds                                                           73,327,982.41
                                                                                         =============

        Repurchase Shares on Market
                Total Assumed Proceeds                                                   73,327,982.41
                Ave. Market Price (from 7/1 - 9/30)                                             35.279
                                                                                                ------
                        Number of Shares                                                  2,078,516.47
                                                                                          ============

        Incremental Shares Considered to be Outstanding
                Granted Options                                                          2,667,603.00
                Repurchase Shares                                                        2,078,516.47
                                                                                         ------------
                        Incremental Shares                                                 589,086.53              100%    589,087
                                                                                           ==========


Weighted Average Shares                                                                                                 47,604,683
First quarter income                                                                                                    34,837,000
                                                                                                                        ==========
Primary Earnings Per Share                                                                                                   $0.73


Exhibit 11.1

ContiFinancial Corporation
2nd quarter EPS calculation

                Fully Diluted
                                                                                                                         Weighted
                                                                                          # of shares       weighting   Ave. Shares
                                                                                          -----------       ---------   -----------

Continental Grain Shares                                                                    35,918,421           100%    35,918,421

Shares Issued in IPO                                                                         7,130,000           100%     7,130,000

Shares Acquired through exercise of options                                                      1,996           100%         1,996

Shares Aquired Through Accelerated Vesting -8/15/96                                              1,996           100%         1,996

Shares Aquired Through Accelerated Vesting -8/15/96                                             53,220           100%        53,220

Shares Aquired Through Accelerated Vesting -11/19/96                                             3,990           100%         3,990

Shares Acquired through exercise of options - 1/23/97                                            5,991           100%         5,991

Shares Acquired through exercise of options - 2/19/97                                            3,395           100%         3,395

Shares Acquired through exercise of options - 4/11/97                                            5,328           100%         5,328

Shares Acquired through exercise of options - 4/30/97                                            5,326           100%         5,326

Shares Acquired through exercise of options - 5/9/97                                             2,995           100%         2,995

Shares Acquired through exercise of options - 8/19/97            19-Aug-97     30-Sep-97        11,185            46%         5,106

Vested Restricted Stock of former Employees                                                      5,328           100%         5,328

Vested Restricted Stock of former Employees                                                      5,321           100%         5,321

Secondary Equity Offering                                                                    3,220,000           100%     3,220,000

Effect of Restricted Shares:
Effect through September 17, 1997
Assumed Proceeds:
Unamortized deferred comp. @ 9/17/97                                                         13,598,862
                                                                                             ----------

                Tax benefit on assumed exercise:

                        Total Restricted Shares                 1,243,168
                        Higher of Ave. Market Price
                       (for period) or ending mkt price            35.820
                                                                   ------
                        Value                                  44,530,278
                                                               ==========
                        Tax Effect (40%)                       17,812,111
                        Tax Effect of compensation             10,576,911
                                                               ----------
                                                                                           7,235,199.90
                                                                                           ------------

        Total Assumed Proceeds                                                            20,834,061.83
                                                                                          =============

        Repurchase Shares on Market
                Total Assumed Proceeds                                                    20,834,061.83
                Market Price (9/30)                                                              35.820
                                                                                                 ------
                        Number of Shares                                                     581,632.10
                                                                                             ==========

        Incremental Shares Considered to be Outstanding
                Restricted Shares                                                             1,243,168
                Repurchase Shares                                                            581,632.10
                                                                                             ----------
                        Incremental Shares                                                   661,535.90           86%       568,058
                                                                                             ==========

        Effect September 17, 1997 through September 30, 1997
        Assumed Proceeds:
                Unamortized deferred comp. @ 9/30/97                                         13,860,830
                                                                                             ----------

                Tax benefit on assumed exercise:

                        Total Restricted Shares                 1,253,168
                        Higher of Ave. Market Price
                        (for period) or ending mkt price           32.500
                                                                   ------
                        Value                                  40,727,960
                                                               ==========
                        Tax Effect (40%)                       16,291,184
                        Tax Effect of compensation             10,707,161
                                                               ----------
                                                                                           5,584,022.80
                                                                                           ------------

        Total Assumed Proceeds                                                            19,444,852.75
                                                                                          =============

        Repurchase Shares on Market
                Total Assumed Proceeds                                                    19,444,852.75
                Market Price (9/30)                                                              32.500
                                                                                                 ------
                        Number of Shares                                                     598,303.16
                                                                                             ==========

        Incremental Shares Considered to be Outstanding
                Restricted Shares                                                             1,253,168
                Repurchase Shares                                                            598,303.16
                                                                                             ----------
                        Incremental Shares                                                   654,864.84         14%          92,535
                                                                                             ==========



Effect of Options:

        Options Exercised:

        Options Exercised:


                Number of Options                                 11,185
                Offering Price                                     21.11
                                                                   -----
                Proceeds on exercising options                                              236,115.35

                Tax Effect:
                        Options Exercised                         11,185
                        Price @ exercise
                        date (8/19) or avg (higher of 2)          37.457
                                                                  ------
                        Value                                    418,957
                                                                 =======
                        Tax Effect (40.0%)                       167,583
                        Tax Effect of compensation                94,446
                                                                  ------
                                                                                            73,136.48
                                                                                            ---------

        Total Assumed Proceeds                                                             309,251.83
                                                                                           ==========

        Repurchase Shares on Market
                Total Assumed Proceeds                                                     309,251.83
                Price @ exercise date (8/19) or avg (higher of 2)                              37.457
                                                                                               ------
                        Number of Shares                                                     8,256.18
                                                                                             ========


        Incremental Shares Considered to be Outstanding
                Granted Options                                                             11,185.00
                Repurchase Shares                                                            8,256.18
                                                                                             --------
                        Incremental Shares                                                   2,928.82             54%         1,592
                                                                                             ========




        Options Remaining:

                Number of Options                              2,667,603
                Offering Price                                     22.29
                                                                   -----
                Proceeds on exercising options                                         59,473,059.86

                Tax Effect:
                        Options Remaining                      2,667,603
                        Higher of Ave. Market Price
                       (for quarter) or ending mkt price          35.279
                                                                  ------
                        Estimated value                       94,110,366
                                                              ==========
                        Tax Effect (40%)                      37,644,146
                        Tax Effect of compensation            23,789,224
                                                              ----------
                                                                                       13,854,922.55
                                                                                       -------------

        Total Assumed Proceeds                                                         73,327,982.41
                                                                                       =============

        Repurchase Shares on Market
                Total Assumed Proceeds                                                 73,327,982.41
                Higher of Ave. Market Price (for quarter) or ending mkt price                35.279
                                                                                             ------
                        Number of Shares                                                2,078,516.47
                                                                                        ============

        Incremental Shares Considered to be Outstanding
                Granted Options                                                         2,667,603.00
                Repurchase Shares                                                       2,078,516.47
                                                                                        ------------
                        Incremental Shares                                                589,086.53      100.00%          589,087
                                                                                          ==========


Weighted Average Shares                                                                                                 47,619,685
First quarter income                                                                                                    34,837,000
Fully Dilutive Earnings Per Share                                                                                            $0.73
                                                                                                                             =====